Prospectus Supplement	July 24, 2008

PUTNAM TAX SMART EQUITY FUND Prospectus dated February 29, 2008

The section Who oversees and manages the fund? is supplemented to reflect that the fund is managed by the U.S. Core Team. The members of the U.S. Core Team primarily responsible for the day-to-day management of the fund’s portfolio are now James Wiess and Gerard Sullivan (Portfolio Leaders). Robert Brookby will join the team as a Portfolio Member in September 2008.

Positions held by Mr. Wiess over the past five years and his fund holdings are set forth in the prospectus.

Mr. Sullivan joined the portfolio team for the fund in July 2008. Since July 1, 2008, he has been employed by Putnam Management as a Senior Portfolio Manager. From 2000 to 2008, he was employed by American Century Investments as a Lead Portfolio Manager. He owned no fund shares in any Putnam fund as of June 30, 2008.

Mr. Brookby will join the portfolio team for the fund in September 2008. Starting September 3, 2008, he will be employed by Putnam Management as a Senior Portfolio Manager. From 2000 to 2008, he was employed by American Century Investments as a Portfolio Manager. He owned no fund shares in any Putnam fund as of June 30, 2008.

PUTNAM INVESTMENTS	252379 7/08